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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 3, 2003

                                   -----------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


             MINNESOTA                                      95-3409686
     (State or other jurisdiction of                     (I.R.S. Employer
     incorporation of organization)                     Identification No.)


     400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS   77060
             (Address of Principal Executive Offices)         (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
         (Former name, former address and former fiscal year, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

            Number         Description
            ------         -----------
             99.1          Press Release of Cal Dive International, Inc. dated
                           November 3, 2003 reporting Cal Dive's financial results for the third quarter of 2003.

             99.2          2003 Third Quarter Report to Shareholders.


Item 12. Results of Operations and Financial Condition.

Incorporated by reference are the press release and 2003 Third Quarter Report to Shareholders issued by the Registrant on November 3, 2003 regarding earnings for the third quarter of 2003, attached as Exhibits 99.1 and 99.2, respectively. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.



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                          CAL DIVE INTERNATIONAL, INC.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: November 3, 2003


                                       CAL DIVE INTERNATIONAL, INC.


                                       By: /s/ S. James Nelson
                                           -------------------------------------
                                           S. James Nelson
                                           Vice Chairman



                                       By: /s/ A. Wade Pursell
                                           -------------------------------------
                                           A. Wade Pursell
                                           Senior Vice President and
                                           Chief Financial Officer


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                                INDEX TO EXHIBITS

         Exhibit No.                Description
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             99.1          Press Release dated November 3, 2003

             99.2          2003 Third Quarter Report to Shareholders